UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2025

IRON HORSE ACQUISITIONS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-41898	85-4105289
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

P.O. Box 2506, Toluca Lake, CA	91610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 290-5383

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, one redeemable warrant, and one right entitling the holder to receive one-fifth (1/5) of one share of common stock	IROHU	The Nasdaq Stock Market LLC
Common stock	IROH	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	IROHW	The Nasdaq Stock Market LLC
Rights	IROHR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on December 18, 2024, Iron Horse Acquisitions Corp. (the “Registrant” or “Iron Horse”) entered into the Amended and Restated Business Combination Agreement (the “Business Combination Agreement”), by and among Iron Horse, Rosy Sea Holdings Limited (“Seller”), a company incorporated and existing under the laws of the British Virgin Islands and Zhong Guo Liang Tou Group Limited (“CFI”), a company incorporated and existing under the laws of the British Virgin Islands which is a wholly owned subsidiary of the Seller. On August 31, 2025, Iron Horse entered into an amendment to the Business Combination Agreement (the “First Amendment”) with Seller and CFI. Prior to the First Amendment, the Business Combination Agreement provided that Iron Horse may terminate the Business Combination Agreement if the closing of the Business Combination has not occurred on or before September 1, 2025 (the “Agreement End Date”). Pursuant to the First Amendment, the Agreement End Date was extended from September 1, 2025 to September 15, 2025.

On September 12, 2025, Iron Horse entered into the second amendment to the Business Combination Agreement (the “Second Amendment”) with Seller and CFI to further extend the Agreement End Date from September 15, 2025 to September 30, 2025.

The summary above is qualified in its entirety by reference to the complete text of the Second Amendment, a copy of which is attached hereto as Exhibits 2.1 and is incorporated herein. Unless otherwise defined herein, the capitalized terms used above are defined in the Business Combination Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
2.1	Amendment No. 2 to the Amended and Restated Business Combination Agreement dated December 18, 2024 by and among Iron Horse, Seller and CFI.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2025	IRON HORSE ACQUISITIONS CORP.

	By:	/s/ Jose Antonio Bengochea
	Name:	Jose Antonio Bengochea
	Title:	Chief Executive Officer

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